UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REVISED SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive additional materials

[ ]	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

REED’S, INC.

(Name of Registrant as Specified in Its Charter)

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REED’S, Inc.

13000 South Spring Street, Los Angeles, California 90061

Phone: (310) 217-9400 ● Fax: (310) 217-9411

www.reedsinc.com

November 3, 2015

To Our Shareholders:

This year has seen a metamorphosis of the top management of the company. In March, we brought on Mark Beaton, formerly a VP of Operations at Dr. Pepper, to be our new COO. In May, we added our new CFO, Dan Miles. His experience includes top Pepsi and Coors finance positions. Sales of our core brands dominate the year’s results with Reed’s Extra Ginger Brew, growing at +36%, leading the charge. We attribute the accelerated growth to our TV commercials in the 3rd quarter of 2014 and the increased interest nationwide in the Moscow Mule drink. During 2015, Reed’s entered into a marketing partnership with Pernod-Ricard (Absolut Vodka) to develop co-branding packages, advertising, distribution and promotions to launch into retail channels across the United States. We have entered new channels of distribution/markets by exhibiting for the first time at a number of national trade shows including the nightclub and bar industry, the national restaurant trade show and the fancy food industry. This year will be our second year at the national trade show for the convenience store industry. The reception of our products in these new marketplaces is evidence that the more mainstream part of the beverage industry is now ready for our natural beverages. The marketplace continues to evolve towards more natural and innovative beverage options. This year’s underlying infrastructure improvements, including new management and operating personnel, will ultimately improve our ability to capture the significant upside potential of our brands. The effects of these improvements are starting to be felt even now.

This year we have scrambled to fill orders. We knew at the beginning of the year that we needed additional production if we were going to keep up with the incredible demand for our brands. Two new facilities are now online and helping us to catch up. It will be another month or two before we stabilize production at the new facilities at which time we will emerge with a robust supply chain well equipped to meet the rapid growth we continue to encounter. While it was painful to miss opportunities for sales, our demand continues to remain explosive. We have chosen to delay our West Coast Facility upgrade in Los Angeles and focus our immediate efforts on increased East Coast production. The new equipment upgrade to our West Coast Plant is scheduled for an early 2016 completion date.

In 2015, we were invited by a large fast casual dining restaurant chain to help them develop a natural and creative soda fountain product for their customers. Most of the soft drinks in America are sold through soda fountains. After considerable research and development, we have created fountain versions of our popular beverages. Most importantly, we created the first fountain-ready sodas that are preservative-free and all natural. All fountain soda products currently in the market use preservatives or other chemicals. Our preservative-free products will provide us a considerable advantage in a marketplace that is increasingly demanding cleaner, more natural products. A number of the larger fast, casual restaurant chains, such as Panera Bread and Chipotle, have gone public with full media coverage touting their initiatives to clean up their ingredients. We have been working with fountain equipment manufacturers to help support this effort and are bidding soda fountain projects at large national chains. This is a significant opportunity. It is this opportunity for expansion and increased revenues, as well as the accelerated growth of our core brands, that drove me to hire our new COO and CFO.

Sales for the second quarter were up 9% over the prior year’s second quarter. We had orders for an additional $2 million during the second quarter that could not be filled because we did not have sufficient production. Our demand was strong enough that we could have had 26% growth for the second quarter. We are extremely positive about the organic growth and increased demand for our Reed’s and Virgil’s brands. We continue to remain focused on closing retail distribution voids and at the same time developing a contiguous DSD network to service the entire US. Our past distribution efforts have concentrated primarily in the grocery industry, including natural and conventional supermarkets. This year we have started our expansion into restaurants, bars, and convenience stores. The stronghold traditionally held by the ‘big soda giants’ is witnessing an erosion weakening the strength of their core mainstream, carbonated soft drinks over the last decade. Reed’s Inc. is experiencing the opposite trend.

We look forward to continued growth into 2016 through efficient production, expanding distribution, increased brand demand and sales execution and the launch of the world’s first natural fountain sodas into retail.

Chris Reed CEO,

Founder Reed’s, Inc.

NYSE MKT: REED

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REED’S, INC.

13000 South Spring Street

Los Angeles, California 90061

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To be held December 21, 2015

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061 on Monday, December 21, 2015, at 12:00 p.m. (noon) Pacific Standard Time. The business of the annual meeting will be to:

●	Elect Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2016 annual meeting, or until each director’s successor is elected and qualified;

●	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

●	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

●	Ratify the 2015 Incentive and Non-statutory Stock Option Plan;

●	Consider a shareholder proposal entitled “Directors to be Elected by Majority Vote”, which proposal is opposed by the Board of Directors, if such proposal is properly introduced at the meeting; and

●	To transact such other business as may properly come before the 2015 Annual Meeting and any adjournments or postponements thereof.

A Proxy Statement and a proxy card are enclosed with this notice. The Proxy Statement describes the business to be transacted at the meeting and provides other information about Reed’s, Inc. that you should know when you vote your shares. You may vote your shares in person at the annual meeting or by using the enclosed proxy card or otherwise may transmit your voting instructions as described on the enclosed proxy card. For admission to the meeting, all stockholders should come to the stockholder check-in table. Those who own shares in their own names should provide identification and have their ownership verified against the list of registered stockholders as of the record date. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder. Stockholders of record as of the close of business on October 27, 2015 will be entitled to vote at the meeting, or any adjournments of the meeting.

* * * IMPORTANT NOTICE * * *

Regarding Internet Availability of Proxy Materials

for the 2015 Annual Meeting of Stockholders to be held on December 21, 2015.

In accordance with new rules issued by the Securities and Exchange Commission,

you may access our 2014 Annual Report and our Proxy Statement at

www.reedsgingerbrew.com

By Order of the Board of Directors,

/s/ Christopher J. Reed
Christopher J. Reed, Chairman

Los Angeles, California

November 3, 2015

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PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
OF

REED’S, INC.

To Be Held on December 21, 2015

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Reed’s, Inc., a Delaware corporation, for use at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K for the year ended December 31, 2014, as amended, (“Annual Report”) are being mailed to our stockholders on or about November 11, 2015. In this Proxy Statement, we use the terms the “Company,” “Reed’s,” “we,” “our,” and “us” to refer to Reed’s, Inc.

Where and when is the Annual Meeting? Our Annual Meeting will be held at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061, on Monday, December 21, 2015 at 12 p.m. (noon), Pacific Standard Time.

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on October 27, 2015, the record date fixed by our Board, and you are entitled to vote at the Annual Meeting. This Proxy Statement and a copy of our Annual Report will be mailed on or about November 11, 2015. Although the Proxy Statement and Annual Report are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on October 27, 2015, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 13,14,815 shares of our common stock outstanding. Holders of Series A preferred stock do not have voting rights on any matters, including, without limitation, the election of directors.

Who are the proxies? The Board of Directors of the Company has appointed Christopher J. Reed, our Chairman of the Board and Chief Executive Officer, and Judy Holloway Reed, our Secretary and director, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet, or in person at the Annual Meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet. Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board of Directors on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

(1)	the election of Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2016 annual meeting, or until each director’s successor is elected and qualified;

(2)	the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2015; and

(3)	the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2016; and

(4)	the ratification of the 2015 Incentive and Non-statutory Stock Option Plan; and

(5)	a shareholder proposal entitled “Directors to be Elected by Majority Vote”, which proposal is opposed by the Board of Directors, if such proposal is properly introduced at the meeting.

The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the Board of Directors’ voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal 1). The Board of Directors has ratified the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2015 (Proposal 2) and December 31, 2016 (Proposal 3) which selection was made by the Company’s Audit Committee. The Board of Directors recommends a vote FOR the ratification of the auditors (Proposal 2 and Proposal 3). The Board of Directors recommends a vote FOR the approval of Reed’s 2015 Stock Incentive and Non-statutory Stock Option Plan (Proposal 4). The Board of Directors unanimously recommends a vote AGAINST shareholder Proposal 5 Directors to be Elected by Majority Vote.

How can I provide my comments to the Company? We urge you to let us know your feelings about the Company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to elect the directors, ratify the selection of the auditors, approve the 2015 Stock Incentive and Non-statutory Stock Option Plan and approve Directors to be Elected by Majority Vote.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2 the ratification of the auditors for this year, FOR Proposal No. 3 the ratification of the auditors for next year, FOR Proposal No. 4 approval of Reed’s 2015 Incentive and Non-statutory Stock Option Plan and AGAINST Proposal No. 5, Directors to be Elected by Majority Vote.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

Broker Non-Votes. Broker non-votes, meaning shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy card that the broker or nominee does not have discretionary power to vote on a particular matter, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy card that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter, even though those shares are considered present for quorum purposes and may be entitled to vote on other matters. Your broker will not have the discretion to vote your shares at the Annual Meeting on the proposal related to the election of directors or matters requiring the affirmative vote of the holders of a majority or greater of our outstanding common stock present and entitled to vote at the Annual Meeting if you do not provide your broker with voting instructions.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of October 27, 2015 we had 13,147,815 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 6,573,908.

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How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Secretary,

(2)	executing and delivering a proxy card with a later date, or

(3)	voting in person at the meeting

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors), Proposal 2 (ratification of auditors), Proposal 3 (ratification of auditors), Proposal 4 (approval of Reed’s 2015 Incentive and Non-statutory Stock Option Plan) and Proposal 5 (Directors to be Elected by Majority Vote), as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reed’s. Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board of Directors through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ’‘householding,’’ potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in November of each year, by notifying us in writing at the address below. You may also request additional copies of the proxy materials by notifying us in writing at the address below or by contacting us at the phone number listed below, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number. We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request:

Reed’s, Inc.

Attention: Judy Holloway Reed, Secretary

13000 South Spring Street

Los Angeles, California 90061

Tel: (310) 217-9400

Fax: (310) 217-9411

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above. Stockholders sharing an address with another stockholder who has received multiple copies of the Company’s proxy materials may contact us to request delivery of a single copy of these materials.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory votes on executive compensation is every three years and the next stockholder advisory vote will occur at the Company’s 2016 annual meeting.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2015 Annual Meeting.

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PROPOSAL 1

ELECTION OF CHRISTOPHER J. REED, JUDY HOLLOWAY REED, MARK HARRIS, DANIEL S.J. MUFFOLETTO AND
MICHAEL FISCHMAN TO SERVE AS DIRECTORS UNTIL THE 2016 ANNUAL MEETING, OR UNTIL EACH
DIRECTOR’S SUCCESSOR IS ELECTED AND QUALIFIED

Our Bylaws provide that the number of directors on the Board of Directors shall be not less than one or more than seven. The Board of Directors is empowered to fix the number of directors from time to time and is currently set at five. Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman are to be elected to our Board of Directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors has nominated and approved the nominations of five persons to serve as directors until the 2016 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our Board of Directors. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy. Additionally, the Board of Directors may elect additional members of the Board to fill any additional vacancies.

The nominees are as follows:

Name	Age	Current Position with the Company
Christopher J. Reed	57	President, Chief Executive Officer and Chairman of the Board
Judy Holloway Reed	56	Secretary, Director
Mark Harris	59	Director
Daniel S.J. Muffoletto	61	Director
Michael Fischman	60	Director

Business Experience of Nominees

Christopher J. Reed founded our company in 1987. Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991. Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004 and our Secretary since October 1996. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005. Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present. Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has served as chief executive officer of It’s Your Earth, a natural products marketing company, since June 2004. From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others. From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec. From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland. The apothecary housed Dr. Muffoletto’s Naturopathic practice. Dr. Muffoletto received a Bachelor of Arts degree in Government and Communications from the University of Baltimore in 1977 and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

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Michael Fischman has been a member of our Board of Directors since April 2005. Since 1998, Mr. Fischman has served as president and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values. In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization, at which he has coordinated over 200 personal development instructors since 1997.

Director Independence

The Board of Directors has determined that three members of our Board of Directors and nominees, Mr. Harris, Dr. Muffoletto and Mr. Fischman, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these nominees is an “independent director” as defined under Rule 303A.02 of the NYSE Listed Company Manual. We intend to maintain at least three independent directors on our Board of Directors at all times in the future.

No Arrangements or Understandings

There are no arrangements or understandings pursuant to which a nominee has been or will be elected as a director.

Family Relationships

Other than the relationship of Christopher J. Reed and Judy Holloway Reed as husband and wife, none of our directors or executive officers is related to one another.

Legal Proceedings

To the best of our knowledge, none of the nominees are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past ten years, been involved in any of the following events or proceedings:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self- regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

In accordance with applicable law and our Bylaws, the election of directors shall be by the affirmative vote of the majority of the votes present and entitled to vote. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may not vote on behalf of beneficial owners with respect to Proposal 1 if they do not receive voting instructions from the beneficial owners. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF CHRISTOPHER J. REED, JUDY HOLLOWAY
REED, MARK HARRIS, DANIEL S.J. MUFFOLETTO AND MICHAEL FISCHMAN TO SERVE AS A DIRECTOR

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board’s Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accountants. The Board of Directors requests that stockholders ratify its selection of Weinberg as our independent registered public accountants for the 2015 fiscal year. If the stockholders do not ratify the selection of Weinberg, the Board of Directors will select another firm of accountants. Representatives of Weinberg will not be present at the 2015 Annual Meeting although they were afforded the opportunity to attend and make a statement.

Weinberg has been our independent registered public accounting firm for a number of fiscal years.

Audit Fees and Related Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Weinberg for the audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2014 and 2013.

	2014	2013

Audit Fees	$89,000	$123,000
Audit-Related Fees	30,000	0
Tax Fees	20,000	10,000
All Other Fees	0	0
Total	$139,000	$133,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10K, as amended, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Our Audit Committee’s pre-approval policies and procedures, pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, require the audit committee to pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor. In the year ended December 31, 2015, 100% of audit fees were pre-approved by the audit committee.

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The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 0%.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes present and entitled to vote and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Weinberg as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF WEINBERG & COMPANY, P.A. AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2015 FISCAL YEAR

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board’s Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accountants. The Board of Directors requests that stockholders ratify its selection of Weinberg as our independent registered public accountants for the 2016 fiscal year as that calendar year begins within eleven calendar days. If the stockholders do not ratify the selection of Weinberg, the Board of Directors will select another firm of accountants.

Representatives of Weinberg will not be present at the 2015 Annual Meeting although they were afforded the opportunity to attend and make a statement.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes present and entitled to vote. For purposes of the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes present and entitled to vote and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 3. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Weinberg as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF WEINBERG & COMPANY, P.A. AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2016 FISCAL YEAR

PROPOSAL 4

APPROVAL OF REED’S INC. 2015 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Management believes that the Reed’s Inc. 2015 Incentive and Non-statutory Stock Option Plan (the “2015 Plan”) is the key component of its total compensation package used to attract, retain, motivate, and reward employees, directors, and certain select service providers, as well as to provide equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of our goals, and to promote the creation of long-term value for stockholders by strengthening the mutuality of interests between those employees, directors and select service providers who participate in the 2015 Plan and our stockholders. The 2015 Plan was approved by the Board of Directors upon the recommendation of the Compensation Committee on April 6, 2015.

The description herein is a summary of the 2015 Plan and is subject to and qualified by the complete text of the 2015 Plan, which is set forth on Appendix A.

The 2015 Plan reserves 500,000 shares of common stock for issuance pursuant to stock option grants.

The Board of Directors or a committee designated by the Board (“Committee”) will administer the 2015 Plan and determine who receives awards, the type and amount of awards, the consideration, if any, to be paid for awards, the timing of awards and the terms and conditions of awards. The Board or Committee may also authorize one or more officers to administer the 2015 Plan with respect to options to employees or consultants who are neither directors nor officers and to grant such options and may limit such authority as the Board or Committee, as applicable, determines from time to time. Non-statutory Stock Options may be granted to employees, directors and consultants as the Board or Committee may determine from time to time. Incentive Stock Options may be granted only to employees of the Company. An employee, director or consultant who has been granted an option may, if otherwise eligible, be granted additional options. Options may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Board or Committee may determine from time to time.

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The Board may at any time amend, suspend or terminate the 2015 Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable laws. The Board or Committee may grant stock options that (i) qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) do not qualify as incentive stock options, or (iii) both. To qualify as an incentive stock option, an option must meet certain requirements set forth in the Code. Options are evidenced by the stock option agreement in the form, approved by the Board or the Committee.

Stock options will vest and be exercisable at such time or times as the Board or Committee determines at the time of grant in general. Additionally, if any stock option is exercisable or becomes vested only in installments or after specified exercise dates, the Board or Committee may waive such exercise provisions and accelerate any exercise date based on such factors as the Board or Committee shall determine in its sole discretion. No consideration will be received by us for the granting of stock options.

The exercise price of a stock option granted under the 2015 Plan may not be less than 100% of the fair market value of our common stock on the date the stock option is granted, except that with respect to an incentive stock option, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant for participants who, on the date of grant, own more than 10% of the total combined voting power of all classes of our capital stock.

The term of each stock option will be fixed by the Board or Committee and may not exceed ten years from the date the stock option is granted, except that the term for incentive stock options may not exceed five years for participants who, on the date of grant, own more than 10% of the total combined voting power of total classes of our capital stock.

Option grants may be subject to adjustment in the discretion of the Board or Committee in the event of a change in capitalization of the Company and forfeiture or acceleration in the event of certain corporate transactions or a change in control of the company.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes present and entitled to vote. For purposes of the vote on Proposal 4, abstentions and broker non-votes will not be counted as votes cast. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the 2015 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 2015 INCENTIVE AND NON-STATUTORY
STOCK OPTION PLAN

PROPOSAL 5

SHAREHOLDER PROPOSAL ENTITLED “Directors to be Elected by MajoritY Vote”

The Company received notice of the intention of a shareholder to present a proposal for voting at the Annual Meeting. The proposal will be voted on only if properly presented at the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission, the proposal and supporting statement are set forth below as received from the shareholder proponent. All statements contained in the proposal and supporting statement are the sole responsibility of the shareholder proponent and the Company and the Board of Directors disclaim any responsibility for their content. The Company will provide the name, address and shareholdings of the shareholder proponent upon oral or written request directed to the Company’s Secretary.

As explained below, the Board of Directors unanimously recommends that you vote “AGAINST” the shareholder proposal.

The Board of Directors of Reed’s Inc. does not support the adoption of the resolution proposed below and asks shareholders to consider management’s response, which follows the shareholder proposal.

Shareholder Proposal

Directors to be Elected by Majority Vote

Resolved: Shareholders hereby request that our Board of Directors initiate the appropriate process to amend our Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats. This proposal includes that a director who receives less than such a majority vote be removed from the board immediately or as soon as a replacement director can be qualified on an expedited basis.

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Supporting Statement: The Reeds, Inc. 2014 proxy (page 7 at http://www.sec. gov/Archives/edgar/data/1 140215/000149315214003738/def1 4a.htm) stated: “The affirmative vote of the majority of the votes cast at the Annual Meeting is required to elect the directors.” However, even though one director failed to win a majority vote, our Company’s SEC filing (http://www.sec.gov/Archives/edgar/data/1 140215/000149315214004188/formSk.htm) declared “the Company’s shareholders elected the existing board of directors for a one year term.” When shareholders withhold a majority of their vote from a board nominee, that director should not be seated.

Our Company’s current plurality standard is not well suited for typical director elections involving only unopposed candidates nominated by the board. Under these circumstances, a board nominee is elected with as little as a single affirmative vote, even if a substantial majority of votes are cast against the nominee through “withhold” votes.

So-called “withhold” votes simply have no legal consequence in uncontested director elections. A majority vote standard in board elections challenges board nominees, enhances board accountability, and improves the performance of boards and individual directors.

Over 87% of the companies in the S&P 500 Index have adopted a majority vote standard and a director resignation policy that establishes a board-centered post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections.

Does the Director Election System Matter? Evidence from Majority Voting (May 30, 2013) by Yonca Ertimur, Fabrizio Ferri, and David Oesch (available at http://papers.ssrn. com/sol3/papers.cfm?abstract_id=1880974) documents abnormal returns of 1.43- 1.60% around meetings where shareholder proposals to adopt majority voting are voted. Obviously, shareholders perceive the adoption of majority vote standards as value-enhancing.

What are “elections,” if they cannot impact the outcome? Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase director accountability to the owners of the Company, its shareholders. Directors who receive majority support from shareholders will know they have the backing of those they represent.

Please join in requesting that our Board promptly adopt a majority vote standard for director elections. Vote to enhance shareholder value: Majority voting for directors – Proposal 5

Board Recommendation

Our Board of Directors unanimously recommends a vote “AGAINST” this shareholder proposal

Proposal 5 – Rebuttal

Proposal 5 is a proposal from a shareholder to have “Directors Elected by Majority Vote”. Reeds directors are in fact elected by a majority vote. In the absence of a contested election, directors that are not elected shall remain on the Board of Directors until such time as they are replaced or resign.

Specifically

1.	Reed’s, Inc. has a majority vote standard already in place for determining a quorum for the shareholder meeting and voting on matters at that meeting. “SECTION 11. STOCKHOLDER QUORUM AND VOTING. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at any meeting of stockholders.”[1]

2.	Reed’s, Inc. Bylaws further state that once the shareholder meeting has a quorum: “When an item of business must be voted on by a class or series of stock, a majority of the shares of that class or series constitutes a quorum for the transaction of that business by that class or series. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is the act of the stockholders unless otherwise provided by law or by the Corporation’s Certificate of Incorporation.”

3.	Reed’s, Inc. current Bylaws entitle each shareholder to vote either in person or by proxy on item of business that must be voted on. “SECTION 12. VOTING OF SHARES. Every stockholder entitled to vote at a meeting of stockholders is entitled, upon each proposal presented to the meeting, to one vote for each share of voting stock recorded in his/her/its name on the books of the Corporation on the record date fixed as provided in Article I, Section 9 of these Bylaws. A stockholder may vote either in person or by proxy executed in writing by the stockholder or his/her/its duly authorized attorney-in-fact. Treasury shares, shares of stock of this Corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation that it holds in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares.”[2]

1 http://www.sec.gov/Archives/edgar/data/1140215/000101968712004583/reeds_8k-ex0301.htm; section 11

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In the absence of a contested election, directors that are not elected shall remain on the Board of Directors until such time as they are replaced or resign.

Our board of directors believes that current nominating and voting procedures for election to our board of directors are appropriate. Accordingly, the board of directors has concluded that this stockholder proposal does nothing to advance the best interests of our stockholders, and recommends that stockholders vote “AGAINST” this proposal.

Vote Required

The affirmative vote of a majority of the votes present and entitled to vote is required to adopt the Directors to be Elected by Majority Vote proposal. For purposes of the vote on Proposal 5, abstentions and broker non-votes will not be counted as votes cast.. Unless a stockholder indicates otherwise, each signed proxy will be voted AGAINST this Directors to be Elected by Majority Vote Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS STOCKHOLDER PROPOSAL ENTITLED Directors to be Elected by Majority Vote.

BOARD AND COMMITTEE MEETINGS

During the 2014 fiscal year, the Board of Directors met 8 times. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our Board of Directors attended at least 75% of their respective committee meetings during the period of service.

The Company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the Board of Directors and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS’ MEETING

The Company does not have a policy for attendance of board members at annual stockholder’s meetings.

BOARD STRUCTURE AND COMMITTEES

As of the date of this Proxy Statement, our Board of Directors has five directors and the following three standing committees: an Audit Committee, a Compensation Committee and a Governance Committee. These committees were formed in January 2007.

Board Determination of Independence

Under applicable NYSE MKT rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Daniel S.J. Muffoletto, Mark Harris and Michael Fischman do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of the NYSE MKT and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3). We intend to maintain at least three independent directors on our Board of Directors at all times in the future. We intend to maintain independent directors constituting our Audit Committee, Compensation Committee and Governance Committee as well.

Committees

The Board of Directors has established Audit, Compensation and Governance Committees. The Board has adopted a written charter for each of these three committees and Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted on our website at www.reedsinc.com.

2 http://www.sec.gov/Archives/edgar/data/1140215/000101968712004583/reeds_8k-ex0301.htm; section 12

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Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by our independent auditors;

●	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the audit committee report that the “SEC” requires in our annual proxy statement.

Our Audit Committee is comprised of Daniel S.J. Muffoletto, Mark Harris and Michael Fischman. Dr. Muffoletto serves as Chairman of the Audit Committee. We believe Dr. Muffoletto meets SEC requirements of an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee. Our Compensation Committee assists our Board of Directors in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman.

Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity compensation plans.

Governance Committee. Our Governance Committee assists the Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman.

Specific responsibilities include the following:

●	evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

●	establishing a policy for considering stockholder nominees for election to our Board of Directors; and

●	evaluating and recommending candidates for election to our Board of Directors.

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Leadership Structure

The business of our Company is managed under the direction of the Board of Directors, which is elected by the Company’s stockholders. The basic responsibility of the Board of Directors is to lead the Company by exercising its business judgment to act in what each director believes to be in the best interests of the Company and its stockholders. The Board of Director’s current leadership structure combines the position of Chairman and Chief Executive Officer, and Christopher J. Reed, the Company’s founder, holds that dual position. The Company believes that the combination of these two positions has been an appropriate and suitable structure for the Board’s function and efficiency, as Mr. Reed serves as the direct link between senior management and the Board. Furthermore, as the Company’s founder, Mr. Reed is in a position to provide critical insight to the Board and feedback to senior management through his long-term relationships and understanding of the Company’s business and prospects.

Risk Oversight

The Board is responsible for overseeing management and the business affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the Board is provided the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full Board receives and reviews, as appropriate, the reports of the Company’s internal auditors regarding the results of their annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that may be material to the Company, including those disclosed in the Company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management process and system. While the Board recognizes that the risks which the Company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.

Executive Sessions of Non-Management and Independent Directors

During 2015, the Company’s non-management directors, all of whom are considered to be “independent” as defined under the listing standards of the NYSE MKT and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3), were provided with the opportunity to meet in executive sessions of the Board in which management directors and other members of management did not participate. At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the Company management present.

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Stockholder Communications with Our Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our principal executive offices located at 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary. Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

NOMINATION OF DIRECTORS

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. Moreover, our Governance Committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the Board meet the definition of “independent director” under NYSE MKT rules.

In addition to the above considerations, the Governance Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other Board seats; and willingness to commit the necessary time to ensure an active Board whose members work well together and possess the collective knowledge and expertise required by the Board of Directors. The Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our Board of Directors.” Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting. The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company. The Audit Committee has sole authority to select the Company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed. All services provided by Weinberg and the related fees in the 2015 fiscal year were approved in accordance with the Audit Committee’s policy.

Management is responsible for preparing the Company’s financial statements so that they comply with generally accepted accounting principles and fairly presents the Company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2014, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2014 and (iii) the related opinions by the Company’s independent registered public accounting firm. The Audit Committee also has discussed with Weinberg & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. The Audit Committee also has received written disclosures and a letter from Weinberg regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Weinberg the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10K, as amended, for the fiscal year ended December 31, 2014.

The Audit Committee of the Board of Directors

Daniel S.J. Muffoletto

Mark Harris

Michael Fischman

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our directors and executive officers as of December 31, 2014:

Name	Position	Age

Christopher J. Reed	President, Chief Executive Officer and Chairman of the Board	57
Larry Tomsic	Interim Chief Financial Officer	62
Judy Holloway Reed	Secretary and Director	56
Mark Harris	Director	59
Daniel S.J. Muffoletto	Director	61
Michael Fischman	Director	60

Business Experience of Directors and Executive Officers

Christopher J. Reed founded our company in 1987. Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991. Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

Larry Tomsic is a Certified Public Accountant and has extensive experience as a chief financial officer, controller, and auditor, providing expertise to public, private and non-profit companies. Mr. Tomsic has worked most recently as a consulting CFO for small companies from May 2012 to May 2014. Mr. Tomsic served as Chief Financial Officer of LiveDeal, Inc. (LIVE) which is a NASDAQ Listed SEC company, a provider of internet based website development, web hosting and advertising services from November 2009 to May 2012. He worked as a consulting CFO partner with B2BCFO in 2009, as Controller with Alliance Residential in 2008, and as a consulting CFO from 2006 – 2008. From 1997 to 2006, he served as Chief Financial Officer for John R. Wood, Inc. a luxury real estate broker. Mr. Tomsic received a BS degree in Accounting from the University of Delaware in 1975 and an MBA from the University of Denver in 1976. Mr. Tomsic completed his interim role in May 2015.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004, and our Secretary since October 1996. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005. Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present. Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has served as chief executive officer of Its Your Earth, a natural products marketing company since June 2004. From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others. From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec. From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland. The apothecary housed Dr. Muffoletto’s Naturopathic practice. Dr. Muffoletto received a Bachelor of Arts degree in Government and Communications from the University of Baltimore in 1977, and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

Michael Fischman has been a member of our Board of Directors since April 2005. Since 1998, Mr. Fischman has been President and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values. In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization at which he has coordinated over 200 personal development instructors since 1997.

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Family Relationships

Other than the relationship of Christopher J. Reed and Judy Holloway Reed as husband and wife, none of our directors or executive officers is related to one another.

Executive Compensation

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies and programs. All compensation for our Named Executive Officers is determined by the Compensation Committee of our Board of Directors, which is composed only of independent directors. The Compensation Committee is charged with responsibility for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled board and committee meetings. The Compensation Committee administers our equity compensation plans and is responsible for approving grants of equity awards under such plans. Our Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, non-equity incentive plan compensation and equity awards for the other Named Executive Officers and other executive officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for the Chief Executive Officer and the Named Executive Officers. The Compensation Committee acts under the authority of a written charter, which is available on our website at www.reedsinc.com.

The Compensation Committee has full authority to engage independent compensation consultants, but has not historically engaged such a consultant. For the fiscal year 2015, the Compensation Committee did not use any current benchmark data in setting compensation for the Named Executive Officers.

Compensation Philosophy and Objectives

The Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of the stockholders. To do this, we currently offer a competitive total compensation package consisting of: base salary; non-equity incentive plan compensation opportunities; and employee benefits including group health insurance.

The Compensation Committee believes that compensation for the Named Executive Officers should be based on our performance. Due to the size of our Company, the performance of the Named Executive Officers directly affects all aspects of our results. The Compensation Committee also considers our industry and geographic location norms in determining the various elements and amounts of compensation for our Named Executive Officers.

Compensation Structure

The Compensation Committee establishes a base salary. Bonuses and stock option grants are discretionary depending on a combination of the Named Executive Officer’s performance and the performance of the company as it relates to the Named Executive Officer’s responsibilities. Named Executive Officers have the incentive to achieve above normal financial results for our business and to be appropriately compensated for successfully achieving such performance. We believe the elements of our executive compensation program will deliver long-term stockholder value and encourage executive officers to remain employed with our Company.

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The following table summarizes all compensation paid in fiscal years 2014 and 2013 received by our principal executive officer, principal financial officer, who are the only executive officers of the Company in fiscal year 2014, our “Named Executive Officers”.

							Non- Qualified
					Option	Non- Equity	Deferred	All Other
Name and Principal				Stock	Awards	Incentive Plan	Compensation	Compensation
Position	Year	Salary	Bonus	Awards	($)(3)	Compensation	Earnings	(4)	Total
Christopher J. Reed,
Chief Executive
Officer (Principal
Executive Officer)	2013	217,000	29,000	-	-	-	-	4,616	250,616
	2014	222,000	4,000	-	-	-	-	4,616	230,616

James Linesch, Chief
Financial Officer
(Principal Financial
Officer) (1)	2013	175,400	14,000	-	-	-	-	-	189,400
	2014	19,432	-	-	-	-	-	-	19,432

Larry Tomsic, Interim
Chief Financial
Officer (Principal
Financial Officer) (2)	2014	105,000	4,000	-	-	-	-	-	109,000

Terry Foucaut, Chief
Operating Officer (5)	2013	180,000	14,000	-	-	-	-	-	194,000
	2014	21,837						40,000	61,837

Notes

(1)	Mr. Linesch left the company in January 2014. Mr. Tomsic replaced outside consultants in June 2014.

(2)	Mr. Tomsic completed his interim role in May 2015.

(3)	The amounts represent the fair value for all share-based payment awards, calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates.

(4)	All other compensation represents value of automobile provided to Christopher J. Reed.

(5)	Mr. Foucaut received $40,000 in severance when he left the company in January 2014.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2014.

Equity Incentive
	Number of	Number of	Plan Awards:
	Securities	Securities	Number of
	Underlying	Underlying	Securities
	Unexercised	Unexercised	Underlying	Option	Option
	Options (#)	Options (#)	Unexercised	Exercise	Expiration
Name and Position	Exercisable	Unexercisable	Unearned Options	Price	Date
Christopher J. Reed, Chief Executive Officer	12,500	12,500	-	$4.00	3/3/18
Larry Tomsic, Interim Chief Financial Officer		100,000	-	$4.60	12/22/16

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Director Compensation

The following table summarizes the compensation paid to our directors for the fiscal year ended December 31, 2014:

	Fees
	Earned or				Non-Equity
	Paid in		Stock	Option	Incentive Plan	All Other
Name	Cash		Awards	Awards	Compensation	Compensation	Total
Judy Holloway Reed	$1,350						$1,350
Mark Harris	$0		$600				$600
Daniel S.J. Muffoletto	$13,529	(1)					$13,529
Michael Fischman	$1,500						$1,500

(1) Since November 2007, Dr. Muffoletto receives $833 per month to serve as the Chairman of the Audit Committee.

2015 Stock Option Plan

We are authorized to issue options to purchase up to 500,000 shares of common stock under our 2015 Stock Option Plan. The plan was approved by the Board of Directors at the April 6, 2015 meeting. All other plans have been closed resulting in no additional shares eligible to be granted under those plans.

The plan permits the grant of options to our employees, directors and consultants. The options may constitute either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified stock options.” The primary difference between “incentive stock options” and “non-qualified stock options” is that once an option is exercised, the stock received under an “incentive stock option” has the potential of being taxed at the more favorable long-term capital gains rate, while stock received by exercising a “non-qualified stock option” is taxed according to the ordinary income tax rate schedule.

The plans are currently administered by the board of directors. The plan administrator has full and final authority to select the individuals to receive options and to grant such options as well as a wide degree of flexibility in determining the terms and conditions of options, including vesting provisions.

The exercise price of an option granted under the plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option. The exercise price of an incentive stock option granted to a person owning more than 10% of the total combined voting power of the common stock must be at least 110% of the fair market value per share of common stock on the date of the grant. Options may not be granted under the plan on or after the tenth anniversary of the adoption of the plan. Incentive stock options granted to a person owning more than 10% of the combined voting power of the common stock cannot be exercisable for more than five years.

When an option is exercised, the purchase price of the underlying stock will be paid in cash, except that the plan administrator may permit the exercise price to be paid in any combination of cash, shares of stock having a fair market value equal to the exercise price, or as otherwise determined by the plan administrator.

If an grantee ceases to be an employee, director, or consultant with us, other than by reason of death, disability, or retirement, all vested options must be exercised within three months following such event. However, if an grantee’s employment or consulting relationship with us terminates for cause, or if a director of ours is removed for cause, all unexercised options will terminate immediately. If an grantee ceases to be an employee or director of, or a consultant to us, by reason of death, disability, or retirement, all vested options may be exercised within one year following such event or such shorter period as is otherwise provided in the related agreement.

When a stock award expires or is terminated before it is exercised, the shares set aside for that award are returned to the pool of shares available for future awards.

No option can be granted under the plan after ten years following the earlier of the date the plan was adopted by the board of directors or the date the plan was approved by our stockholders.

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Equity Compensation Plan Information

The following table provides information, as of December 31, 2014, with respect to equity securities authorized for issuance under compensation plans:

	Number of		Number of Securities
	Securities to be		Remaining Available
	Issued Upon		for Future Issuance
	Exercise of	Weighted-Average	Under Equity
	Outstanding	Exercise Price of	Compensation Plans
	Options, Warrants	Outstanding Options,	(excluding securities
	and Rights	Warrants and Rights	reflected in
Plan Category	(a)	(b)	Column(a))(c)

Equity compensation plans approved by security holders	639,334	$3.18	439,001
Equity compensation plans not approved by security holders	101,963	$2.30	-

TOTAL	741,297	$3.06	439,001

Employment Agreements

On May 27, 2014, we entered into an at-will employment agreement with Larry Tomsic, our interim Chief Financial Officer, which provides for a current annual salary of $180,000 per year. In addition, we have granted Mr. Tomsic options under our 2007 Stock Option Plan to purchase up to 100,000 shares of common stock which vest over a four year period ending May 27, 2018.

On May 6, 2015, we entered into an at-will employment agreement with Daniel Miles, our Chief Financial Officer, which provides for a current annual salary of $175,000 per year. In addition, we have granted Mr. Miles options under our 2015 Stock Option Plan to purchase up to 100,000 shares of common stock which vest over a two year period ending May 6, 2017.

Except as set forth above, there are no written employment agreements with any of our officers or key employees, including Christopher J. Reed. Other than described above, we do not have any agreements that provide for severance upon termination of employment, whether in context of a change of control or not.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial common stock ownership of: (a) each of our directors, (b) each of our current named executive officers, (c) each person known by us to be a beneficial holder of 5% or more of our common stock, and (d) all of our executive officers and directors as a group, as of October 27, 2015.

Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each listed executive officer and director is 13000 South Spring Street, Los Angeles, California 90061.

		Percentage
		of Shares
	Number of Shares	Beneficially
Named Beneficial Owner	Beneficially Owned	Owned (1)

Directors and Named Executive Officers
Christopher J. Reed (2)	3,235,857	24.4
Judy Holloway Reed (2)	3,235,857	24.4
Mark Harris (3)	9,872	.1	*
Daniel S.J. Muffoletto, N.D.	0	*
Michael Fischman	0	*
Larry Tomsic	0	*
Directors and executive officers as a group (5 persons)	3,236,366	24.5

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(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of October 27, 2015 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Percentage of ownership is based on approximately 13,147,815 shares of common stock outstanding as of October 27, 2015.

(2)	Christopher J. Reed and Judy Holloway Reed are husband and wife. The same number of shares of common stock is shown for each of them, as they may each be deemed to be the beneficial owner of all of such shares. Consists of 3,235,857 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person”, in which such related person has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. Prior to August 2005, we did not have independent directors on our Board to review and approve related party transactions. The entire board of directors reviewed related party transactions prior to August 2005. The Governance Committee reviewed and approved all related party transactions entered into after August 2005 and will continue to do so in the future.

Since the beginning of our fiscal year for the period ended December 31, 2014, we have participated in the following transactions in which a related person had or will have a direct or indirect material interest:

Judy Holloway Reed, our Secretary and director, is Christopher J. Reed’s spouse.

During the year ended December 31, 2008, the Company entered into an agreement for the distribution of its products internationally. The agreement is between the Company and a company controlled by two brothers of Christopher Reed, Chief Executive Officer of the Company. The agreement requires the Company to pay 10% of the defined sales of the previous month. During the year ended December 31, 2014, the Company paid $15,000 for these services. Effective July 1, 2012, the Agreement was superseded by new terms that are primarily based on a per-case commission rate that is an amount consistent with market rates for independent brokers. There are no warrants included with the agreement currently in effect and no warrants vested under the performance terms of the original agreement.

In 2005, we added three independent directors to our board. We will maintain at least three independent directors on our board in the future. The board of directors, inclusive of at least a majority of these independent directors, who did not have an interest in the transactions and had access, at our expense, to our or independent legal counsel, resolved to reauthorize all material ongoing and past transactions, arrangements and relationships listed above. In addition, all future material affiliated transactions and loans: (i) will be made or entered into on terms that are no less favorable to us than those that can be obtained from unaffiliated third parties, (ii) and any forgiveness of loans must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to our or independent legal counsel, and (iii) will comply with the Sarbanes-Oxley Act and other securities laws and regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons beneficially owning more than 5% of the outstanding common stock of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (“SEC”). Officers, directors, and greater than 10% beneficial owners of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto, Reed’s believes that during the fiscal year ended December 31, 2014, all of our officers and directors filed timely file reports required by Section 16(a).

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Legal Proceedings

There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficial owner of more than 5% of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to Reed’s or has a material interest adverse to Reed’s.

Code of Ethics

We have adopted a code of ethics that applies to all our executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics is posted on our website at www.reedsgingerbrew.com.

INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by Reed’s with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Reed’s also provides copies of its Forms 8-K, 10-K, 10-Q, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.reedsgingerbrew.com as soon as is practicable after filing such material with the SEC. Requests should be sent to Reed’s, 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

ANNUAL REPORT

Our Annual Report on Form 10K for the fiscal year ended December 31, 2014, as amended, (“Annual Report”) has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report, or exhibits thereto, as filed with the “SEC”. Requests should be addressed to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary. Also, such report may be obtained from our Internet homepage at www.reedsgingerbrew.com.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2016 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary by no later than 120 calendar days before November 23, 2016 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2015 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on December 21, 2016, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2016 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2016 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. The Bylaws provide that we must have received the stockholder’s notice not less than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholder. To be timely, a stockholder proposal to be included in our proxy statement for the 2016 Annual Meeting of Stockholders must be received by our Secretary no later than August 23, 2016, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our Bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

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OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in this Proxy Statement. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person. We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Christopher Reed
Christopher J. Reed Chairman of the Board

Los Angeles, California

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE – 800 579-1639

VOTE BY E-MAIL – sendmaterial@proxyvote.com

PROXY REED’S, INC.

13000 South Spring Street Los Angeles, California 90061

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Appendix A

REED’S, INC.

2015 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Option Agreements except as defined otherwise in an individual Option Agreement. In the event a term is separately defined in an individual Option Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Options under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Options granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Option continues to be maintained by the Company or (ii) the contractual obligations represented by the Option are assumed by the successor entity or its Parent in connection with the Corporate Transaction with equitable and appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise price thereof which preserves the intrinsic value of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means a change in ownership or control of the Company after the Registration Date effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(i) “Common Stock” means the common stock of the Company, par value $0.0001 per share.

(j) “Company” means Reed’s, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(k) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(m) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in an individual Option Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Nonstatutory Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

2

(n) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation of the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means such term (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

3

(q) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(s) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii) above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(t) “Grantee” means an Employee, Director or Consultant who receives an Option under the Plan.

(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

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(w) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means an option to purchase Shares pursuant to an Option Agreement granted under the Plan.

(y) “Option Agreement” means the written agreement or other instrument evidencing the grant of an Option, including any amendments thereto. An Option Agreement may be in the form of an agreement to be executed by both the Grantee and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments.

(z) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Plan” means this Reed’s, Inc. 2015 Incentive and Nonstatutory Stock Option Plan.

(bb) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(cc) “Related Entity” means any Parent or Subsidiary of the Company.

(dd) “Replaced” means that pursuant to a Corporate Transaction the Option is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the intrinsic value of such Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option. The determination of Option comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ff) “Share” means a share of the Common Stock.

(gg) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3. Stock and Cash Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Options is 500,000 Shares. Notwithstanding the foregoing, subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 500,000 Shares. The Shares to be issued pursuant to Options may be authorized, but unissued, or reacquired Common Stock.

(b) Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan. To the extent an Option (or portion thereof) is forfeited, canceled or expires (whether voluntarily or involuntarily), the Shares subject to the forfeited, canceled or expired portion thereof shall also not be returned to the Plan and shall not become available for future issuance under the Plan. Any Shares covered by an Option which are surrendered (i) in payment of the Option exercise price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Option shall be deemed to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Options under the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Options to Directors or Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board or Committee may also authorize one or more Officers to administer the Plan with respect to Options to Employees or Consultants who are neither Directors nor Officers (and to grant such Options) and may limit such authority as the Board or Committee, as applicable, determines from time to time.

(iii) Administration Errors. In the event an Option is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board or any Committee, the Administrator shall have the authority, in its discretion to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including, without limitation:

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(i) to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder;

(ii) to determine whether, when and to what extent Options are granted hereunder;

(iii) to determine the number of Shares to be covered by each Option granted hereunder;

(iv) to approve forms of Option Agreements for use under the Plan;

(v) to determine the terms and conditions of any Option granted hereunder;

(vi) to amend the terms of any outstanding Option granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Option shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Nonstatutory Stock Option shall not be treated as adversely affecting the rights of the Grantee. The reduction of the exercise price of any Option awarded under the Plan and canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option or for cash, in each case, shall not be subject to stockholder approval;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(viii) to construe and interpret the terms of the Plan, any rules and regulations under the Plan and Options, including without limitation, any notice of award or Option Agreement, granted pursuant to the Plan;

(ix) to approve corrections in the documentation or administration of any Option;

(x) to grant Options to Employees, Directors and Consultants employed outside the United States or to otherwise adopt or administer such procedures or subplans that the Administrator deems appropriate or necessary on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(xi) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Officer or other Employee of the Company and such attorneys, consultants and accountants as it may select.

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(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees, members of the Board and any Officers or Employees to whom authority to act for the Board is delegated by the Administrator or the Company shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants as the Administrator may determine from time to time. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company as the Administrator may determine from time to time. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Options.

(a) Designation of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

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(b) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon exercise of the Option, payment contingencies, and satisfaction of any performance criteria.

(c) Term of Option. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

(d) Transferability of Options. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Nonstatutory Stock Options shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Unless otherwise agreed to by the Administrator, all vesting, exercisability and forfeiture provisions that are conditioned on the Grantee’s continued employment or service shall continue to be determined with reference to the Grantee’s employment or service (and not to the status of the transferee) after any transfer of a Nonstatutory Stock Option pursuant to this Section 6(d), and the responsibility to pay any taxes in connection with a Nonstatutory Stock Option shall remain with the Grantee notwithstanding any transfer other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(e) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other later date as is determined by the Administrator.

7. Option Exercise Price, Consideration and Taxes.

(a) Exercise Price. The exercise price for an Option shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

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(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) if the exercise occurs on or after the Registration Date, payment through a broker-assisted cashless exercise program made available by the Company;

(v) payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares; or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. Upon exercise of an Option, if required by Applicable Law, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Option, if applicable, sufficient to satisfy the applicable tax withholding obligations incident to the exercise or vesting of an Option (calculated at the statutory minimum amount for such withholding).

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8. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

(ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b) Exercise of Option Following Termination of Continuous Service.

(i) An Option may not be exercised after the termination date of such Option set forth in the Option Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Option Agreement.

(ii) Where the Option Agreement permits a Grantee to exercise an Option following the termination of the Grantee’s Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

(iii) Any Option designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Nonstatutory Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise of an Option is or may be unlawful under Applicable Laws, the vesting or right to exercise an Option or to otherwise receive Shares pursuant to the terms of an Option shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) The Administrator may provide that the Shares issued upon exercise of an Option shall be subject to such further agreements, restrictions, conditions or limitations as the Administrator in its discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise of such Option (including the actual or constructive surrender of Shares already owned by the Grantee) or payment of taxes arising in connection with an Option. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Grantee or other subsequent transfers by the Grantee of any Shares issued under an Option, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Grantee and holders of other Company equity compensation arrangements, (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers, and (iv) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

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10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Option, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” or (iv) any distribution of cash or other assets to stockholders other than a normal cash dividend (collectively “adjustments”). Any such adjustments to outstanding Options will be effected in a manner that precludes the enlargement of rights and benefits under such Options and shall be designed to comply with Sections 409A and 424 of the Code (to the extent applicable). In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Options during certain periods of time. Such adjustments shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

11. Corporate Transactions and Changes in Control.

(a) Termination of Option to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Options under the Plan shall terminate. However, all such Options shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Option Upon Corporate Transaction or Change in Control.

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(i) Corporate Transaction. Except as provided otherwise in an individual Option Agreement, in the event of a Corporate Transaction, for the portion of each Option that is neither Assumed nor Replaced, such portion of the Option shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Option, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(ii) Change in Control. Except as provided otherwise in an individual Option Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Option, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. Subject to approval of the Plan by the stockholders of the Corporation prior to 12 months following the date of grant of the first Option hereunder, this Plan shall be deemed effective as of the date it is adopted by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Applicable Laws, Options may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Options already granted to a Grantee.

14. Limitation of Liability. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause including, but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan”, “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

18. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

19. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20. Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware to the extent not preempted by federal law. Any reference in this Plan or in the agreement or other document evidencing any Options to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

The foregoing 2015 Incentive and Nonstatutory Stock Option Plan (consisting of 15 pages, including this page) was duly adopted and approved by the Board of Directors on April 6, 2015.

/s/ Judy Holloway Reed
Judy Holloway Reed,
Secretary

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REED’S, INC.

2015 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Reed’s, Inc. 2015 Incentive and Nonstatutory Stock Option Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Date of Award

Exercise Price per Share	$

Total Number of Shares Subject to the Option (the “Shares”)

Total Exercise Price	$

Type of Option:
[ ] Incentive Stock Option

[ ] Nonstatutory Stock Option

Expiration Date:

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

Definition:

“Cause” shall mean a finding by the Administrator, with respect to the termination by the Company or a Related Entity, that the Grantee (i) committed theft, dishonesty or falsification of any documents or records related to the Company or any of its Related Entities; (ii) improperly used or disclosed the Company’s or any of its Related Entity’s confidential or proprietary information; (iii) took any action which has a material detrimental effect on the reputation or business of the Company or any of its Related Entities; (iv) failed or was unable to perform any reasonable assigned duties, provided, however, that if such failure or inability is reasonably capable of being cured, the Grantee is provided with a reasonable opportunity to cure such failure or inability; (v) materially breached any employment or service agreement between the Grantee and the Company or any of its Related Entities or applicable policy of the Company or any of its Related Entities, which breach is not cured pursuant to the terms of such agreement or policy; or (vi) was convicted (including any plea of guilty or nolo contendere) of any criminal act that, in the determination of the Board, impairs the Grantee’s ability to perform his or her duties with the Company or any of its Related Entities.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

REED’S, INC.

Dated:

Signed:

Print Name:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

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The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 13 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 14 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

GRANTEE

Dated:

Signed:

Print Name:

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REED’S, INC. 2015 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. Reed’s, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2015 Incentive and Nonstatutory Stock Option Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and, if required, all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

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(c) Taxes. To the extent required by Applicable Law, upon exercise of the Option, the Company or the Grantee’s employer may offset or (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations. Furthermore, in the event of any determination that the Company has failed to collect a sum sufficient to pay all taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d) if permitted by the Administrator, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e) if permitted by the Administrator, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

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4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5. Termination or Change of Continuous Service.

(a) In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.

(b) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause (other than pursuant to clause (iv) or (v) of the definition of Cause), the Grantee may, but only within thirty (30) days commencing on the date of Grantee’s termination (“Termination Date”) but in no event later than the Expiration Date, exercise the portion of the Option that was vested on the Termination Date.

(c) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause pursuant to clause (iv) or (v) of the definition of Cause or terminated by the Grantee for any reason, the Grantee may, but only within ninety (90) days commencing on the Termination Date but in no event later than the Expiration Date, exercise the portion of the Option that was vested on the Termination Date.

(d) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity without Cause the Grantee may, but only within one ninety (90) days commencing on the Termination Date but in no event later than the Expiration Date, exercise the portion of the Option that was vested on the Termination Date.

(e) The post-termination exercise periods described in this Section 5 shall commence on the Termination Date. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice.

(f) If the Grantee does not exercise the Option within the applicable post-termination exercise period, the Option shall terminate.

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6. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within one hundred eighty (180) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. If the Grantee does not exercise the Option within the time specified herein, the Option shall terminate.

7. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within one hundred eighty (180) days commencing on the date of death (but in no event later than the Expiration Date). If the Option is not exercised within the time specified herein, the Option shall terminate.

8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

10. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

11. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

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12. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

13. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

14. Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Los Angeles) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

[Signature page follows]

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[Signature page to Stock Option Award Agreement]

Submitted by Grantee:	Accepted by:

REED’S, INC.
a Delaware corporation

By:	By:

Name:	Name:

Its:

Date:	Date:

Address:	Address: 13000 South Spring Street
Los Angeles, CA 90061

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EXHIBIT A

REED’S, INC. 2015 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

EXERCISE NOTICE

Reed’s Inc.

13000 South Spring Street

Los Angeles, CA 90061

Attention: Secretary

1. Exercise of Option. Effective as of today, ______________, 20___ the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase _____________ shares of the Common Stock (the “Shares”) of Reed’s, Inc. (the “Company”) under and pursuant to the Company’s 2015 Incentive and Nonstatutory Stock Option Plan, as amended from time to time (the “Plan”) and the [ ] Incentive [ ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated _____________, 20___.

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

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6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and has made arrangements to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

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13. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by Grantee:	Accepted by:

REED’S, INC.
a Delaware corporation

By:	By:

Name:	Name:

Its:

Date:	Date:

Address:	Address: 13000 South Spring Street
Los Angeles, CA 90061

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EXHIBIT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto _____________________, ____________________________ ( ) shares of the Common Stock of Reed’s, Inc., a Delaware corporation (the “Company”), standing in his name on the books of, represented by Certificate No. ________herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

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